Filed Pursuant to Rule 497(a)

Registration No. 333-217207

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

TPG Specialty Lending, Inc. New Issue Announcement

ISSUER:	TPG Specialty Lending, Inc. [“TSLX”]
EXPECTED RATINGS:	NR/BBB-/BBB- (NR/Stable/Stable)*
SECURITY DESCRIPTION:	Unsecured Notes
FORMAT:	SEC Registered
SIZE:	$100mm
MATURITY:	5.0 Years ([•]/[•]/2023)
STRUCTURE:	100% COC (see Red)
ACTIVE BOOKRUNNERS:	BofAML (B&D)/Citigroup/HSBC/JPM/SunTrust
MINIMUM DENOMS:	$2,000 × $1,000
USE OF PROCEEDS:	To repay a portion of outstanding indebtedness under revolving credit facility
OPTIONAL REDEMPTION:	Make whole call prior to maturity; one-month par call prior to maturity
SETTLEMENT:	T+3
TIMING:	Today’s Business

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of TSLX before investing. The preliminary prospectus supplement dated January 17, 2018, together with the accompanying prospectus dated May 30, 2017, which have been filed with the Securities and Exchange Commission, contain this and other information about TSLX and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of TSLX and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement including a prospectus and a prospectus supplement with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and prospectus supplement in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the prospectus supplement if you request them by contacting Merrill Lynch, Pierce, Fenner & Smith Incorporated at 1-800-294-1322; Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, email prospectus@citi.com, telephone: 1-800-831-9146; HSBC Securities (USA) Inc. toll free at (866) 811-8049; J.P. Morgan Securities LLC at (212) 834-4533; or SunTrust Robinson Humphrey, Inc. at (800) 685-4786.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.